UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 30, 2015

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:   (801) 994-7383

Former name or former address, if changed since last report:   Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 30, 2015, Lipocine Inc. issued a press release announcing the completion of the last patient visit in the safety assessment portion of its Study of Oral Androgen Replacement (“SOAR”) pivotal Phase 3 clinical study (http://clinicaltrials.gov/show/NCT02081300) evaluating efficacy and safety of LPCN 1021, an Oral Testosterone product, in hypogonadal men with low testosterone (“Low T”) which is attached hereto as Exhibit 99.1. The Company has also updated its corporate presentation which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Description

99.1	Press release announcing the completion of the last patient visit in the SOAR clinical study

99.2	Corporate Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	April 30, 2015	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer